                                                                    Exhibit 10.8

GUY CARPENTER

                    TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT

                                    issued to

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, including
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       and
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   and/or any other companies that are now or may hereafter become members of
                            THE DIRECT GENERAL GROUP

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

GUY CARPENTER

                    TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT

                                TABLE OF CONTENTS

ARTICLE                                                                                                           PAGE
-------                                                                                                           ----
   1             Business Reinsured............................................................................     2
   2             Cover.........................................................................................     2
   3             Loss Limit....................................................................................     4
   4             Loss Corridor.................................................................................     4
   5             Commencement and Termination..................................................................     4
   6             Exclusions....................................................................................     6
   7             Reinsurance Premium...........................................................................     8
   8             Premium Cap...................................................................................     8
   9             Provisional Ceding Commission.................................................................     8
  10             Adjustment of Ceding Commission...............................................................     9
  11             Accounts and Remittances......................................................................    10
  12             Definitions...................................................................................    12
  13             Original Conditions...........................................................................    14
  14             Special Provisions............................................................................    14
  15             No Third Party Rights.........................................................................    14
  16             Loss and Loss Adjustment Expense..............................................................    14
  17             Special Commutation...........................................................................    15
  18             Offset........................................................................................    16
  19             Currency......................................................................................    16
  20             Loss Reserve Funding.........................................................................     16
  21             Taxes........................................................................................     19
  22             Federal Excise Tax...........................................................................     19
  23             Inspection...................................................................................     19
  24             Delay, Omission or Error.....................................................................     19
  25             Insolvency...................................................................................     20
  26             Arbitration..................................................................................     20
  27             Service of Suit..............................................................................     21
  28             Entire Contract..............................................................................     22
  29             Severability.................................................................................     22
  30             Intermediary.................................................................................     23
  31             Mode of Execution............................................................................     23
                 Company Signature............................................................................     23

ATTACHMENTS

                 Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance
                 -U.S.A.......................................................................................     25
                 Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A..........................     27

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

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

GUY CARPENTER

                    TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                                    issued to

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, including
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       and
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   and/or any other companies that are now or may hereafter become members of
                            THE DIRECT GENERAL GROUP
                          (collectively the "Company")

                                       by

                 THE SUBSCRIBING REINSURER(S) IDENTIFIED IN THE
                     INTERESTS AND LIABILITIES AGREEMENT(S)
                 ATTACHED TO AND FORMING PART OF THIS CONTRACT
                                (the "Reinsurer")

                                    ARTICLE 1

BUSINESS REINSURED

This Contract is to share with the Reinsurer the interests and liabilities of the Company's Loss on its Net Retained Liability under all policies, endorsements, and/or other evidences of liability for Private Passenger Automobile Physical Damage and Liability business written or renewed by the Company or on its behalf by State National Specialty Insurance Company, Fort Worth, Texas, in the States of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee during the Contract Year (hereinafter referred to as "Policy(ies)"), subject to the terms and conditions herein contained.

                                    ARTICLE 2

COVER

A. Subject to the limits hereof, the Company will cede, and the Reinsurer will accept as reinsurance, the percentage share set forth below (the "Quota Share Percentage") of the

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         Company's Loss arising from its Net Retained Liability for all business reinsured hereunder:

         1.       As respects Direct General Insurance Company, 60%;

         2.       As respects Direct Insurance Company, 25%;

         3.       As respects Direct General Insurance Company of Mississippi,
                  45%;

         4.       As respects Direct General Insurance Company of Louisiana,
                  20%.

         The Company shall have the option to adjust the Quota Share Percentage as respects each individually named reinsured company hereunder, effective on the first day of any calendar quarter, by giving the Reinsurer notice on or before the first day of such calendar quarter. The Company shall have the option to adjust the Quota Share Percentage, as respects each individually named reinsured company, to any percentage from 15% through 70%, however, the total cession shall not be less than 27.5%, nor shall it exceed 57.5%, for all reinsured companies combined, as respects Policies with new or renewal Policy periods effective during any one Contract Year.

B. In the event the Company's Loss Ratio exceeds the attachment point of the Loss Corridor, as respects Policies issued or renewed during any one Contract Year, the Reinsurer may elect to require the Company to recalculate the Quota Share Percentage(s) for such Policies based upon the following parameters, as applicable:

         1. The Loss Ratio will be calculated as though the cession were made evenly throughout the Contract Year;

         2. The ceded premium from the State of Florida shall not exceed 55% of the overall cession;

         3. The ceded premium from new business shall not exceed 60% of the overall cession, and the ceded premium from renewal business shall not be less than 40% of the overall cession.

C. Notwithstanding the above, Loss subject to this Contract and classified by the Company as "Property Loss" will be limited to $2,000,000 per Loss Occurrence.

D. The Company is permitted to carry an Excess Cessions reinsurance contract, as well as Excess Catastrophe reinsurance, both of which inure to the benefit of this Contract,

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                                    ARTICLE 3

LOSS LIMIT

A. For purposes of determining the liability of the Reinsurer, the limits of liability of the Company for Loss with respect to any one Policy shall be deemed not to exceed the greater of the minimum statutory limits in the applicable state in which the Company is licensed, or the following:

         1. Automobile Bodily Injury Liability, $ 10,000 per person/$20,000 per occurrence;

         2.       Property Damage Liability, $5,000 per occurrence;

         3. Uninsured/Underinsured Motorists Bodily Injury Liability, $10,000 per person/$20,000 per occurrence;

         4. Uninsured/Underinsured Motorists Property Damage Liability, $5,000 per occurrence;

         5.       Personal Injury Protection, Statutory Coverages;

         6.       Medical Payments, $ 10,000 per person.

B. Further, the Company's Automobile Physical Damage limits shall not exceed $75,000 each vehicle, or so deemed.

                                    ARTICLE 4

LOSS CORRIDOR

As respects Policies with effective or renewal dates during each Contract Year, the Company shall retain, under this Contract, 100% of Losses Incurred above a Loss Ratio of 81.5%, The Company will remain liable for such Losses Incurred unless Losses Incurred exceeds a Loss Ratio of 87.5%, at which point the Reinsurer's liability will resume (based on its pro rata share) for any Losses Incurred in excess of an 87.5% Loss Ratio. Said additional retention is called the "Loss Corridor." The Loss Corridor is not subject to any effect from a deficit carryforward from prior Contract Years.

                                    ARTICLE 5

COMMENCEMENT AND TERMINATION

A. This Contract shall become effective at 12:01 a.m., Central Standard Time, January 1, 2003, and shall remain in full force and effect until terminated as provided in the following paragraph.

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B.       1.       This Contract may be terminated by either party at 12:01 a.m.,
                  Central Standard Time, on January 1, 2004, or any January 1 thereafter by giving to the other party not less than 90 days' notice by certified or registered mail, return receipt requested.

         2. Either party to this Contract shall also have the right to terminate this Contract immediately by giving written notice to the other party by certified or registered mail in the event the other party:

                  a. Has its financial condition impaired by a reduction of consolidated statutory policyholders surplus to a level below $40,000,000. Such determination is made based upon the consolidated statutory policyholders surplus at the end of each calendar quarter.

                  b. Becomes insolvent, files a petition in bankruptcy, goes into liquidation, enters voluntary supervision, enters rehabilitation or has a receiver appointed. The party shall immediately notify the other party of any regulatory involvement.

         3. The Reinsurer shall also have the right to terminate this Contract immediately by giving written notice to the Company by certified or registered mail in the event either of the following occurs:

                  a. The Company's risk-based capital ratio is reduced below 250% on a consolidated basis, or any of the individual reinsured companies' risk-based capital ratio is reduced below 200%, such calculations to be provided to the Reinsurer by the Company at the end of each calendar quarter.

                  b. The Company files for rate changes which effect greater than a 3.5% weighted average rate reduction as respects premiums ceded under the current Contract Year without obtaining the Reinsurer's approval in advance at the quarterly actuarial meeting.

         4. It is understood and agreed that should the Company enter any arrangement either by way of shareholding or management or otherwise, under which effective legal or presumptive control of 50% or more is assumed by any individual or organization other than that which pertained at the time this Contract became effective, the Company shall forthwith notify the Reinsurer.

                  Acting upon such actual notice, or upon constructive notice thereof by any other means, the Company shall have the right to terminate this Contract by giving the Reinsurer not less than 90 days' notice from the closing date of the arrangement, by registered letter stating therein the date of termination.

         In the event this Contract is terminated in accordance with the provisions of paragraph B of this Article, the Reinsurer will remain liable for 12 months run-off, plus six months of odd time, for all Policies in force on the date of termination, unless the Company elects to

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         terminate coverage on a cut-off basis with return of unearned premium, such election to be made by the Company in writing within 30 days of the date of termination.

C. The Reinsurer shall also have the right to terminate this Contract by giving the Company written notice by certified or registered mail in the event the Company is more than 30 days delinquent with its monthly reports and remittances due under this Contract. Following receipt of such notice, the Company shall have 15 working days to bring its account current. If the Company fails to bring its account current within 15 working days, this Contract shall be terminated effective on the date through which the most recent monthly report and remittance provided subject premium, and the Reinsurer shall have no liability hereunder for Losses occurring after the effective date of termination.

                                    ARTICLE 6

         EXCLUSIONS

A. This Contract shall not apply to and specifically excludes the following perils, risks and classes of business:

         1. As regards interests which at time of Loss or damage are on shore, no liability shall attach hereto in respect of any Loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or marital law or confiscation by order of any government or public authority. This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union, the District of Columbia, and including bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under Policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

         2. Business excluded by the following attached Nuclear Incident Exclusion Clauses:

                  a. Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A.

                  b. Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A.

         3. Pools, Associations, Syndicates and Guaranty Funds, except Losses from Assigned Risk Plans or similar plans are not excluded. It is further agreed that business ceded to the North Carolina Reinsurance Facility is excluded hereunder.

         4. Reinsurance except for Agency and Intra Group Company Reinsurance, and Private Passenger Automobile business assumed under "fronting" facilities with State National Specialty Insurance Company.

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         5.       Mortgage Impairment Insurance or other similar covers, however styled.

         6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

         7. Products Liability, Professional Malpractice Liability, Directors' & Officers' Liability, Securities and Exchange Commission Liability, Workers' Compensation and Employers' Liability.

         8. Loss arising out of the ownership, maintenance or use of any vehicle, the principal use of which is:

                  a.       As a public or livery conveyance;

                  b.       Emergency vehicles;

                  c. Drive yourself motor vehicles available for leasing periods of less than six months;

                  d.       Automobiles used in speed contests and races;

                  e.       Motorcycles.

         9.       Commercial Automobile Physical Damage and Liability business.

         10. Accidental Death, Towing and Rental Reimbursement, and Life Insurance when written as such.

         11. Coverages written in conjunction with Motor Club memberships, Accident Hospital Indemnity, Vehicle Protection Plans or Travel Protection Plans.

         12. Losses arising from seepage and pollution, provided, however, that this exclusion will not apply, if and when a court invalidates the Company's pollution liability exclusion notwithstanding that such liability was intended to be excluded from coverage.

         13.      Extra contractual obligations and excess Policy limits awards.

         14. Automobile Dealers Open Lot Coverage, Garage and Garagekeepers Legal Liability and Vendors Single Interest Coverages.

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B.       In the event the Company becomes bound on an excluded risk without its knowledge, either as a result of an existing insured extending its operations or through an inadvertent error by an agent, the exclusions hereunder, other than exclusions 1, 2, 4, 6, 12 and 14, shall be suspended with respect to such insured risk until 30 days after an underwriting supervisor of the Company acquires knowledge thereof and until the Company can legally cancel or terminate its coverage of such risk.

C. Business which is beyond the terms, conditions or limitations of this Contract may be submitted to the Reinsurer for special acceptance hereunder and such business, if accepted by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Contract except as modified by the special acceptance.

                                    ARTICLE 7

REINSURANCE PREMIUM

Company shall cede to the Reinsurer its Quota Share Percentage of the Gross Net Written Premium.

                                    ARTICLE 8

PREMIUM CAP

A. As respects the Contract Year beginning January 1, 2003, the Company's Gross Net Written Premium for Policies subject to this Contract shall not exceed a Premium Cap of $400,000,000.

B. If the Premium Cap is exceeded, or is projected by the Company to be exceeded, during the Contract Year, the Reinsurer shall have the right to waive the Premium Cap, or by giving notice within 30 days of the date upon which notice is given to the Reinsurer that the Premium Cap is exceeded or projected to be exceeded, invoke its rights to reduce the Quota Share Percentage under this Contract, as respects the business for which the Premium Cap is exceeded, to the proportion that the Quota Share Percentage of the Premium Cap bears to the total Gross Net Written Premium under this Contract, Failure to invoke such option within 30 days will constitute waiver of the Premium Cap.

                                    ARTICLE 9

PROVISIONAL CEDING COMMISSION

A. The Reinsurer shall allow the Company a provisional ceding commission of 22.7% of the ceded Gross Net Written Premium remitted to the Reinsurer as per subparagraph 2 of

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         paragraph A of the Accounts and Remittances Article. Return commission shall be allowed on return premiums at the same rate.

B. It is expressly agreed that the ceding commission includes provision for all acquisition costs, administrative fees, and for all other expenses (other than the flat 6.0% charge and up to an additional 2.5% charge for outside legal expense relating to Loss Adjustment Expense) of whatever nature.

                                   ARTICLE 10

ADJUSTMENT OF CEDING COMMISSION

A. As respects Policies written or renewed during each Contract Year, the provisional commission allowed the Company shall be adjusted periodically in accordance with the provisions set forth herein. The adjusted commission rate shall be calculated as follows:

         1. If the Adjusted Loss Ratio is 81.5% or greater, the commission rate for the Contract Year shall be 14.2%;

         2. If the Adjusted Loss Ratio is less than 81.5%, but not less than 65.0%, the adjusted commission rate for the Contract Year shall be 14.2%, plus 100% of the difference in percentage points between 81.5% and the actual Adjusted Loss Ratio;

         3. If the Adjusted Loss Ratio is 65% or less, the adjusted commission rate for the Contract Year shall be 30.7%.

B. The first adjustment of the provisional ceding commission will take place 12 months after the close of the Contract Year. The Company will provide the Reinsurer with a detailed report showing its adjustment calculation and indicating any amounts due. In the event funds are due the Reinsurer, the Company will remit said funds with the report. In the event funds are due the Company, the Reinsurer will remit said funds to the Company when the Company agrees to commute the Contract Year and accept a final commission adjustment calculation and remittance.

C. Adjustments will continue to be made each January 1st thereafter until all Losses and Loss Adjustment Expense for the Contract Year have been closed, at which time a final adjustment will be made.

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                                   ARTICLE 11

ACCOUNTS AND REMITTANCES

A. Within 30 days following the end of each month, the Company shall render a net account to the Reinsurer, segregated by Contract Year. Such account shall contain the following information, summarized by line of business:

         1.       Ceded Gross Net Earned Premium during the month; less,

         2. The provisional ceding commission rate (applied to ceded Gross Net Earned Premium remitted), and the allowance for Loss Adjustment Expense, as provided for in this Contract; less,

         3. Ceded Loss and outside legal expense paid on Losses under Policies written or renewed during the Contract Year (net of the Company's Cumulative Retention under the Loss Corridor for the Contract Year, if any); plus,

         4. The Reinsurer's share of subrogation, salvage, or other recoveries on Losses under Policies written or renewed during Contract Year.

         Any balances (as calculated in subparagraphs 1 through 4) due to the Reinsurer shall be paid by the Company within 30 days following the end of the month. Any balances due to the Company shall be paid by the Reinsurer as soon as is reasonably practicable after receiving the monthly report, but not to exceed 30 days following receipt of the monthly report.

B. The Company's "Cumulative Retention under the Loss Corridor" for the Contract Year shall mean at any time the amount, if any, by which the inception-to-date accumulated paid Losses Incurred exceed 81.5% of inception-to-date ceded Gross Net Earned Premium from Policies with effective or renewal dates during the Contract Year, subject to a maximum of 6% of the inception-to-date accumulated ceded Gross Net Earned Premium from such Policies.

C. Notwithstanding the above, in the event that the Reinsurer has its "Best's" rating lowered below "A-", the Company may withhold from payment amounts due the Reinsurer hereunder, provided it establishes a Security Fund (the "Fund") for the payment and/or settlement of amounts due to and from the Reinsurer under this Contract. The Company shall be permitted to withdraw from the fund any such payable amounts.

         In that event, in lieu of the provisions of paragraph A above, the Company shall remit to the Reinsurer only the Reinsurer's Margin, calculated as 4.3% of the reinsurance premium due, and the remaining reinsurance premium, net of ceding commission, shall be deposited in the Fund.

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         Thereafter, in lieu of the provisions of paragraph A above, the
         Company's monthly report shall contain the following information:

         1.       Ceded Gross Net Earned Premium during the month; less

         2. The provisional ceding commission rate (applied to Gross Net Earned Premium remitted) as provided for in this Contract; less,

         3.       The Reinsurer's Margin of 4.3% of (1) above; less

         4. Ceded Loss and Loss Adjustment Expense paid on Losses ascribed to the Contract Year (net of the Company's cumulative retention under the Loss Corridor for the Contract Year, if any); plus,

         5. The Reinsurer's share of subrogation, salvage, or other recoveries on Losses ascribed to the Contract Year.

         If the net balance is positive, the Company shall deposit that amount in the Fund. The Company shall hold any amounts due the Reinsurer until such time that the Reinsurer's liability for Losses ascribed to the Contract Year has been commuted, or all Losses have been closed or settled for the Contract Year.

         If said balance is negative, the Company shall withdraw such amount from the Fund. To the extent the Fund balance is less than the amount due, the Reinsurer shall remit the amount due promptly upon receipt and verification of the Company's report.

         In the event the "Best's" rating of the Reinsurer is raised to a level of "A-" or better, the provisions of paragraph A above shall apply to this Contract, in lieu of the provisions of this paragraph, and the Company shall immediately pay to the Reinsurer the current balance of the Fund and the Fund shall be terminated and all securities therein released to the Company.

D. Each monthly account will also bear a notation advising of the Gross Net Written Premium, outstanding Loss and Loss Adjustment Expense reserve, summarized by line of business, and the unearned premium reserve at the end of the period, summarized by line of business, segregated by Contract Year, Should Loss and Loss Adjustment Expense attributable to an ISO catastrophe(s) be involved, the account should bear a notation showing the ISO number(s) and the paid and outstanding amounts applicable.

E. Within 60 days following the end of each annual accounting period, the Company shall furnish to the Reinsurer any other information which the Reinsurer may require for its Annual Convention Statement which may be reasonably available to the Company.

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                                   ARTICLE 12

DEFINITIONS

A. "Loss" shall mean amounts paid or payable by Company for indemnity under the Policies reinsured under this Contract.

B. "Net Retained Liability" shall mean the Company's gross liability for Loss and Loss Adjustment Expense under the Policies, after application of any reinsurance which inures to the benefit of this Contract.

C. "Private Passenger Automobile Physical Damage and Liability Business" shall mean that business classified as private passenger automobile insurance, including liability, physical damage, uninsured/underinsured motorists and personal injury protection.

D. "Gross Net Written Premium" shall mean the gross written premium income on subject business, without any reduction due to bad debts, less returns and cancellations and less written premium income paid for reinsurances, recoveries under which would inure to the benefit of this Contract, subject to the provisions of paragraph B of the Special Provisions Article. Gross Net Written Premium income shall not include premium finance income, billing fees and Policy fees collected by the Company in connection with business covered hereunder, regardless of whether these fees are taxed as premium by the jurisdiction in question.

E. "Gross Net Earned Premium" shall mean the earned portion of the ceded Gross Net Written Premium.

F. "Loss Ratio" shall mean: (a) the Losses Incurred arising from Policies with effective or renewal dates during the Contract Year; divided by,
         (b) the Gross Net Earned Premium from Policies with effective or renewal dates during the Contract Year.

G. "Adjusted Loss Ratio" shall mean the Loss Ratio after application of the Loss Corridor and IBNR.

H. "Losses Incurred" shall mean paid ceded Loss and Loss Adjustment Expense, plus ceded outstanding reserves under this Contract.

I, "IBNR" shall mean the amount added to Losses Incurred for purposes of determining the Adjusted Loss Ratio for the adjustment of the ceding commission for each Contract Year. As respects each Contract Year, the IBNR factor for the first computation of adjusted commission for said Contract Year will be 6% of ceded Automobile Liability Gross Net Earned Premium (excluding property damage) under this Contract. For the second computation, the IBNR factor will be reduced to 3% of said premium. IBNR will be eliminated for subsequent computations of adjusted commission for said Contract Year.

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J.       "Contract Year" shall mean the 12-month period beginning 12:01 a.m.,
         Central Standard Time, January 1, 2003, and each subsequent 12-month period that this Contract remains in force shall be a separate Contract Year. In the event of termination, the final Contract Year shall be from the beginning of the current Contract Year through the date of termination.

K. The term "Loss Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Loss Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "Loss Occurrence" shall be further defined as follows:

         1. As regards windstorms, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

         2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforementioned period.

         3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "Loss Occurrence."

         4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's "Loss Occurrence."

         For all "Loss Occurrences" the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for those "Loss Occurrences" referred to in subparagraphs 1 and 2 above where only one such period of 72

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         consecutive hours shall apply with respect to one event, regardless of the duration of the event.

         No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "Loss Occurrence" claimed under the 168 hours provision.

                                   ARTICLE 13

ORIGINAL CONDITIONS

All insurances falling under this Contract shall be subject to the same terms, rates, conditions and waivers, and to the same modifications, alterations and cancellations as the respective Policies of the Company (except that in the event of the insolvency of the Company the provisions of the Insolvency Article of this Contract shall apply).

                                   ARTICLE 14

SPECIAL PROVISIONS

A. The Company shall provide the Reinsurer with quarterly Loss Ratio estimates.

B. Deductions for inuring reinsurance purchases shall not exceed the lesser of the actual cost of the inuring insurance or 2% of Gross Net Written Premium (prior to deduction for inuring reinsurance purchases).

C. The Company shall not cede business written in any state not set forth in the Business Reinsured Article.

                                   ARTICLE 15

NO THIRD PARTY RIGHTS

Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Contract.

                                   ARTICLE 16

LOSS AND LOSS ADJUSTMENT EXPENSE

A. Subject to the terms and conditions of this Contract, any Loss settlement made by the Company within the terms and conditions of the Policy shall be unconditionally binding upon the Reinsurer in proportion to its participation, and the Reinsurer shall benefit proportionally in all salvages and recoveries.

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B.       As an allowance for Loss Adjustment Expense (including Declaratory
         Judgment Expenses), the Reinsurer shall be liable for an amount equal to 6% of the ceded Gross Net Earned Premium hereunder. The Reinsurer shall also reimburse the Company for a pro rata share of any outside legal expenses incurred, but the Reinsurer's liability for such expenses under this Contract shall not exceed 2.5% of ceded Gross Net Earned Premium hereunder for Policies issued or renewed during each Contract Year. Further, the Reinsurer's liability for Loss Adjustment Expense and outside legal expenses incurred shall not exceed 8.5% of ceded Gross Net Earned Premium hereunder for Policies issued or renewed during each Contract Year.

C. "Declaratory Judgment Expenses" shall mean all expenses incurred by the Company in connection with declaratory judgment actions brought to determine the Company's defense and/or indemnification obligations that are allocable to specific Policies and claims subject to this Contract. Declaratory Judgment Expenses shall be deemed to have been incurred by the Company on the date of the original Loss (if any) giving rise to the declaratory judgment action.

                                   ARTICLE 17

SPECIAL COMMUTATION

A. If the Company experiences a 33 l/3% or greater decrease in its Consolidated Statutory Policyholders' Surplus from the amount reported in its Statutory Annual Statement as of December 31, 2002 (the "Triggering Event"), the Reinsurer shall have the sole option to commute this Contract and to commute all outstanding liabilities (the "Special Commutation") at any time by giving the Company 15 days' prior written notice.

B. Where applicable, the Company shall notify the Reinsurer no later than five business days from the date of the Triggering Event. When the Reinsurer is on notice of the Triggering Event, the Reinsurer shall notify the Company within a reasonable time thereafter whether or not it will exercise its right of Special Commutation. Failure by the Company to so notify the Reinsurer or failure by the Reinsurer to invoke Special Commutation after the Triggering Event shall not limit the right of the Reinsurer to invoke Special Commutation in the future; such Special Commutation, however, would take effect on the date of Reinsurer invocation, and not be retroactive back to the date of the Triggering Event.

C. Upon the Reinsurer's Notice of Special Commutation, this Contract shall be automatically commuted in its entirety as of the date of the Triggering Event ("Commutation Effective Date"). In consideration for the full release and settlement by the Company of all current and future liabilities of the Company hereunder, the Reinsurer shall remit to the Company an amount ("the Settlement Amount") equal to the ceded unearned premium reserve as of the Commutation Effective Date plus, at the Reinsurer's option, either (A) the sum of the Company's ceded reserves for the Reinsurer's proportional share of Loss and Loss Adjustment Expense (including Loss and Loss Adjustment Expense incurred but not

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         reported) under this Contract as reflected in the latest report received by the Reinsurer, prior to date of notice of Special Commutation or (B) the amount the Company and the Reinsurer agree is the present value of the Reinsurer's proportional share of such Losses.

D. In the event the parties cannot agree on the Settlement Amount, then within 10 business days of the Reinsurer's notice of its election of Special Commutation, the parties shall mutually appoint an independent nationally recognized actuary (F.S.A./F.C.A.S. or A.S.A./A.C.A.S.) (the "Independent Actuary") who shall investigate and determine the Settlement Amount. If the Reinsurer and the Company cannot reach an agreement on the individual to be selected as the Independent Actuary within 10 business days after the Reinsurer's notice to elect Special Commutation, then the Reinsurer and the Company shall each furnish the name of an acceptable actuary and the Independent Actuary shall be selected by drawing lots. The determination of the Commutation Settlement by the Independent Actuary shall be made within 20 business days of its appointment and such determination shall be final and binding between the parties. The costs of the Independent Actuary shall be shared on an equal basis by the Reinsurer and the Company.

                                   ARTICLE 18

OFFSET

The Company and the Reinsurer shall have the right to offset any balance or balances (whether on account of premiums or Losses) due from one party to the other under the terms of this Contract or any other contract heretofore or hereafter entered into between the Company and the Reinsurer which is classified by the Company as part of the Company's Private Passenger Automobile program. However, in the event of the insolvency of any party hereto, offsets shall be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over the insolvency.

                                   ARTICLE 19

CURRENCY

The currency to be used for all purposes of this Contract shall be United States of America currency.

                                   ARTICLE 20

LOSS RESERVE FUNDING

A. This Article applies only to a reinsurer who does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company's reserves.

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B.       The Company agrees, in respect of its Policies or bonds falling within the scope of this Contract, that when it files with its insurance regulatory authority, or sets up on its books liabilities as required by law, it will forward to the Reinsurer a statement showing the proportion of such liabilities applicable to the Reinsurer. The "Reinsurer's Obligations" shall be defined as follows:

         1.       Unearned premium (if applicable);

         2. Known outstanding Losses that have been reported to the Reinsurer and Loss Adjustment Expense relating thereto;

         3. Losses and Loss Adjustment Expense paid by the Company but not recovered from the Reinsurer;

         4. Losses incurred but not reported and Loss Adjustment Expense relating thereto, where the Company has submitted the calculation for said amount to the Reinsurer and the Reinsurer's agreement is not unreasonably withheld.

C. The Reinsurer's Obligations shall be funded by funds withheld, cash advances, trust agreement or a Letter of Credit (LOC). The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves.

D. When funding by an LOC, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional LOC issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company's reserves in an amount equal to the Reinsurer's Obligations. Such LOC shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (or such other time period as may be required by insurance regulatory authorities), prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the LOC extended for any additional period.

E. The Reinsurer and Company agree that any funding provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company, for the following purposes, unless otherwise provided for in a separate trust agreement:

         1. To reimburse the Company for the Reinsurer's Obligations, the payment of which is due under the terms of this Contract and that has not been otherwise paid;

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         2.       To make refund of any sum that is in excess of the actual
                  amount required to pay the Reinsurer's Obligations under this Contract (or in excess of 102% of Reinsurer's Obligations, if funding is provided by a trust agreement);

         3. To fund an account with the Company for the Reinsurer's Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company's other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer. Any taxes payable on accrued interest shall be paid out of the assets in the account that are in excess of the Reinsurer's Obligations (or in excess of 102% of Reinsurer's Obligations, if funding is provided by a trust agreement). If the assets are inadequate to pay taxes, any taxes due shall be paid by the Reinsurer;

         4. To pay the Reinsurer's share of any other amounts the Company claims are due under this Contract.

F. If the amount drawn by the Company is in excess of the actual amount required for 1. or 3., or in the case of 4., the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer.

G. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

H. Fifty days prior to the end of each calendar quarter, the Company shall prepare a specific statement of the Reinsurer's Obligations for the sole purpose of amending the LOC or other method of funding, in the following manner:

         1. If the statement shows that the Reinsurer's Obligations exceed the balance of the LOC as of the statement date, the Reinsurer shall, within 30 days after receipt of the statement, secure delivery to the Company of an amendment to the LOC increasing the amount of credit by the amount of such difference. Should another method of funding be used, the Reinsurer shall, within the time period outlined above, increase such funding by the amount of such difference.

         2. If, however, the statement shows that the Reinsurer's Obligations are less than the balance of the LOC (or less than 102% of Reinsurer's Obligations if funding is provided by a trust agreement), as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the LOC reducing the amount of credit available by the amount of such excess credit. Should another method of funding be used, the Company shall, within the time period outlined above, decrease such funding by the amount of such excess.

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                                   ARTICLE 21

TAXES

In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or to the District of Columbia.

                                   ARTICLE 22

FEDERAL EXCISE TAX

(This Article applies only to those reinsurers, domiciled outside the United States of America, who are not exempt from the Federal Excise Tax.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the percentage specified by United States law of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder, the Reinsurer shall deduct the percentage specified by United States law from the amount of the return and the Company or its agent should take steps to recover the Tax from the United States Government.

                                   ARTICLE 23

INSPECTION

The Company shall place at the disposal of the Reinsurer at all reasonable times, and the Reinsurer shall have the right to inspect, through its authorized representatives, all books, records and papers of the Company in connection with any reinsurance hereunder or claims in connection herewith.

                                   ARTICLE 24

DELAY, OMISSION OR ERROR

Any inadvertent delay, omission or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, providing such delay, omission or error is rectified upon discovery.

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                                   ARTICLE 25

INSOLVENCY

A. In the event of the Insolvency of the Company, reinsurance under this Contract shall be payable by the Reinsurer on the basis of the liability of the Company under Policy or Policies reinsured without diminution because of the insolvency of the Company, to the Company or to its liquidator, receiver, or statutory successor except as provided by Section 4118(a) of the New York Insurance Law or except when the Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company or when the Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

B. It is agreed, however, that the liquidator or receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding when such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

C. When two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

D. In the event of the insolvency of any company or companies included in the designation of "Company," this clause will apply only to the insolvent company or companies.

                                   ARTICLE 26

ARBITRATION

A. As a condition precedent to any right of action hereunder, any irreconcilable dispute between the parties to this Contract will be submitted for decision to a board of arbitration composed of two arbitrators and an umpire meeting at a site in Nashville, Tennessee.

B. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one party to the other within a reasonable time after the dispute has arisen.

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C.       The members of the board of arbitration shall be active or retired disinterested officials of insurance or reinsurance companies, or Underwriters at Lloyd's, London, not under the control or management of either party to this Contract. Each party shall appoint its arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within four weeks after being requested to do so by the claimant, the latter shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within four weeks after their nominations, each of them shall name three, of whom the other shall decline two, and the decision shall be made by drawing lots.

D. The claimant shall submit its initial brief within 45 days from appointment of the umpire. The respondent shall submit its brief within 45 days thereafter and the claimant may submit a reply brief within 30 days after filing of the respondent's brief.

E. The board shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The board shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within 60 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the board shall be final and binding upon all parties to the proceeding. Judgment may be entered upon the award of the board in any court having jurisdiction.

F. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.

                                   ARTICLE 27

SERVICE OF SUIT

A. This Article applies only to those reinsurers not domiciled in the United States of America, and/or not authorized in any state, territory and/or district of the United States of America where authorization is required by insurance regulatory authorities.

B. In the event of the failure of a Reinsurer to pay any amount claimed to be due under this Contract, the Reinsurer, at the request of the Company, shall submit to the jurisdiction of any court of competent jurisdiction within the United States of America and shall comply with all requirements necessary to give such court jurisdiction; and all matters arising hereunder shall be determined in accordance with the law and practice of such court. Nothing in this clause constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States of America, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States of America or of any state in the United States of America.

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C.       Service of process in such suit may be made upon Messrs. Mendes and
         Mount, 750 Seventh Avenue, New York, New York 10019-6829 (hereinafter, "agent for service of process"), and in any suit instituted against the Reinsurer upon this Contract, the Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal.

         The above named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Company to give a written undertaking to the Company that the agent for service of process shall enter a general appearance on behalf of the Reinsurer in the event such a suit shall be instituted.

         Further, pursuant to any statute of any state, territory or district of the United States of America that makes provision therefor, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract and hereby designates the agent for service of process as the firm to whom the said officer is authorized to mail such process or a true copy thereof.

                                   ARTICLE 28

ENTIRE CONTRACT

This Contract embodies the entire agreement and understanding between the Company and the Reinsurer relating to the subject matter hereof during the term of this Contract. Unless otherwise specifically provided herein, this Contract may be amended, modified or waived only by an instrument in writing signed by the Company and each subscribing reinsurer that is affected by such amendment, modification or waiver.

                                   ARTICLE 29

SEVERABILITY

If any law or regulation of the Federal, state or local government of the United States of America or the rulings of officials having supervision over insurance companies should render the undertaking of this Contract illegal within the jurisdiction of such authority, the Company may upon written notice to the Reinsurer suspend, abrogate or amend this Contract insofar as it relates to such jurisdiction, to the extent necessary to comply with such law, regulation or ruling. Such suspension, abrogation or amendment of a portion of this Contract will in no way affect any other portion thereof.

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                                   ARTICLE 30

INTERMEDIARY

Guy Carpenter & Company, Inc., is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including notices, statements, premiums, return premiums, commissions, taxes, Losses, Loss Adjustment Expense, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Guy Carpenter & Company, Inc., 3600 Minnesota Drive, Suite 400, Edina, Minnesota 55435, Payments by the Company to the Intermediary shall be deemed payment to the Reinsurer, Payments by the Reinsurer to the Intermediary shall be deemed payment to the Company only to the extent that such payments are actually received by the Company.

                                   ARTICLE 31

MODE OF EXECUTION

A.       This Contract may be executed by:

         1.       An original written ink signature of paper documents.

         2. An exchange of facsimile copies showing the original written ink signature of paper documents.

         3. Electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person's handwritten signature in such a manner that the signature is unique to the person signing, is under the sole control of the person signing, is capable of verification to authenticate the signature and is linked to the document signed in such a manner that if the data is changed, such signature is invalidated.

B. The use of any one or a combination of these methods of execution shall constitute a legally binding and valid signing of this Contract. This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

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IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS CONTRACT TO BE EXECUTED BY ITS
DULY AUTHORIZED REPRESENTATIVE(S) THIS 10TH DAY OF JULY, 2003.

                            THE DIRECT GENERAL GROUP
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                 DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

             /s/ J. Todd Hagely, VICE PRESIDENT-FINANCE & TREASURER

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              NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE -
                              REINSURANCE - U.S.A.

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         I. Nuclear reactor power plants including all auxiliary property on the site, or

         II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

         III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material", and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

         IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

         (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

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5.       It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.       Reassured to be sole judge of what constitutes:

         (a)      substantial quantities, and

         (b)      the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

         (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

         (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
NMA 1119

NOTES:            Wherever used herein the terms:

                  "Reassured"       shall be understood to mean "Company",
                                    "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

                   "Agreement"      shall be understood to mean "Agreement",
                                    "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.

                  "Reinsurers"      shall be understood to mean "Reinsurers",
                                    "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

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NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

(1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

(2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph
         (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

         LIMITED EXCLUSION PROVISION.*

         I. It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction

                           bodily injury or property damage

                  with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

         II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

         III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                  (a)      become effective on or after 1st May, 1960, or

                  (b) become effective before that date and contain the Limited Exclusion Provision set out above;

                  provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

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                  Limited Exclusion Provision by the Governmental Authority
                  having jurisdiction thereof.

(3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

                  Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

         shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

         BROAD EXCLUSION PROVISION.*

         It is agreed that the policy does not apply:

         I.       Under any Liability Coverage, to

                  injury, sickness, disease, death or destruction

                  bodily injury or property damage

                  (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                  (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

         II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

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                           first aid,

                  to expenses incurred with respect to

                           bodily injury, sickness, disease or death

                           bodily injury

                  resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

         III.     Under any Liability Coverage, to

                           injury, sickness, disease, death or destruction

                           bodily injury or property damage

                  resulting from the hazardous properties of nuclear material, if

                  (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                  (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                  (c)      the

                                    injury, sickness, disease, death or
                                    destruction

                                    bodily injury or property damage

                           arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

                                    property damage to such nuclear facility and any property thereat.

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

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         IV.      As used in this endorsement:

                  "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "NUCLEAR FACILITY" means

                  (a)      any nuclear reactor,

                  (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                  (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                  (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

                  and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

                  With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property, "property damage" includes all forms of radioactive contamination of property.

         V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph
                  (3) shall not be applicable to

                  (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

Effective: January 1, 2003                                       DOC: May 6,2003
8958-00-0016-00

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                  (ii)     statutory liability insurance required under Chapter
                           90, General Laws of Massachusetts,

                  until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

*NOTE. THE WORDS PRINTED IN ITALICS IN THE LIMITED EXCLUSION PROVISION AND IN THE BROAD EXCLUSION PROVISION SHALL APPLY ONLY IN RELATION TO ORIGINAL LIABILITY POLICIES WHICH INCLUDE A LIMITED EXCLUSION PROVISION OR A BROAD EXCLUSION PROVISION CONTAINING THOSE WORDS.

 NOTES:            Wherever used herein the terms:

                  "Reassured"       shall be understood to mean "Company",
                                    "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

                   "Agreement"      shall be understood to mean "Agreement",
                                    "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.

                   "Reinsurers"     shall be understood to mean "Reinsurers",
                                    "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

21/9/67
NMA 1590 (amended).

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

                                    31 of 31

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                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                           DORINCO REINSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                                 as respects the

                    TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                         (collectively, the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto shall be for 25.00%.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall be effective for the period commencing at 12:01 a.m., Central Standard Time, January 1,2003, subject to the termination provisions of the Commencement and Termination Article of the Contract.

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

                                     1 of 2

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IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 14TH day of JULY, in the year of 2003.

                           DORINCO REINSURANCE COMPANY

                              /s/ David E. Chamberlain
                              ------------------------
                                 VICE PRESIDENT
                              OUR REF: TA 33587 - 2003

Market Reference Number:

                            THE DIRECT GENERAL GROUP
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                    TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

                                     2 of 2

GUY CARPENTER

                       INTERESTS AND LIABILITIES AGREEMENT
                                (the "Agreement")

                                     of the

                            SCOR REINSURANCE COMPANY
                          (the "Subscribing Reinsurer")

                                 as respects the

                    TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT
                                (the "Contract")

                            issued to and executed by

                            THE DIRECT GENERAL GROUP
                         NASHVILLE, TENNESSEE, INCLUDING
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP
                         (collectively, the "Company")

The Subscribing Reinsurer agrees that its share in the interests and liabilities of the "Reinsurer" as set forth in the Contract attached hereto shall be for 20.00%.

The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of said Contract shall be separate and apart from the shares of such other subscribing reinsurers, if any, in respect of said Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers, and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall be effective for the period commencing at 12:01 a.m., Central Standard Time, January 1, 2003, subject to the termination provisions of the Commencement and Termination Article of the Contract.

Effective: JANUARY 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

                                     1 of 2

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GUY CARPENTER

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows:

on this 15TH day of JULY, in the year of 2003.

                            SCOR REINSURANCE COMPANY

                               /s/ Marushka Stefanova
                               ----------------------
                               ASSISTANT SECRETARY

Market Reference Number:

                            THE DIRECT GENERAL GROUP
                            DIRECT INSURANCE COMPANY
                        DIRECT GENERAL INSURANCE COMPANY
                  DIRECT GENERAL INSURANCE COMPANY OF LOUISIANA
                                       AND
                 DIRECT GENERAL INSURANCE COMPANY OF MISSISSIPPI
   AND/OR ANY OTHER COMPANIES THAT ARE NOW OR MAY HEREAFTER BECOME MEMBERS OF
                            THE DIRECT GENERAL GROUP

                    TRADITIONAL PRIVATE PASSENGER AUTOMOBILE
                        QUOTA SHARE REINSURANCE CONTRACT

Effective: January 1, 2003                                      DOC: May 6, 2003
8958-00-0016-00

                                     2 of 2